Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure
 Employee Benefit Plans
Pension and Postretirement Plans
The Corporation sponsors noncontributory trusteed pension plans, a number of noncontributory nonqualified pension plans, and postretirement health and life plans that cover eligible employees. As discussed below, certain of the pension plans were amended, effective June 30, 2012, to freeze benefits earned. The pension plans provide defined benefits based on an employee’s compensation and years of service. The Bank of America Pension Plan (the Pension Plan) provides participants with compensation credits, generally based on years of service. In 2013, the Corporation merged a defined benefit pension plan, which covered eligible employees of certain legacy companies, into the Bank of America Pension Plan. This plan is referred to as the Qualified Pension Plan (Qualified Pension Plans prior to this merger). For account balances based on compensation credits prior to January 1, 2008, the Pension Plan allows participants to select from various earnings measures, which are based on the returns of certain funds or common stock of the Corporation. The participant-selected earnings measures determine the earnings rate on the individual participant account balances in the Pension Plan. Participants may elect to modify earnings measure allocations on a periodic basis subject to the provisions of the Pension Plan. For account balances based on compensation credits subsequent to December 31, 2007, the account balance earnings rate is based on a benchmark rate. For eligible employees in the Pension Plan on or after January 1, 2008, the benefits become vested upon completion of three years of service. It is the policy of the Corporation to fund no less than the minimum funding amount required by ERISA.
The Pension Plan has a balance guarantee feature for account balances with participant-selected earnings, applied at the time a benefit payment is made from the plan that effectively provides principal protection for participant balances transferred and certain compensation credits. The Corporation is responsible for funding any shortfall on the guarantee feature.
As a result of acquisitions, the Corporation assumed the obligations related to the pension plans of certain legacy companies. The benefit structures under these acquired plans have not changed and remain intact in the merged plan. Certain benefit structures are substantially similar to the Pension Plan discussed above; however, certain of these structures do not allow participants to select various earnings measures; rather the earnings rate is based on a benchmark rate. In addition, these structures include participants with benefits determined under formulas based on average or career compensation and years of service rather than by reference to a pension account. Certain of the other structures provide a participant’s retirement benefits based on the number of years of benefit service and a percentage of the participant’s average annual compensation during the five highest paid consecutive years of the last 10 years of employment.
The 2013 merger of the defined benefit pension plan into the Qualified Pension Plan required a remeasurement of the qualified pension obligations and plan assets at fair value as of the merger date in addition to the required December 31 remeasurement. The 2013 remeasurements resulted in an increase in accumulated OCI of $2.0 billion, net-of-tax.
In 2012, in connection with a redesign of the Corporation’s retirement plans, the Compensation and Benefits Committee of the Corporation’s Board of Directors approved amendments to freeze benefits earned in the Qualified Pension Plans effective June 30, 2012. As a result of freezing the Qualified Pension Plans, a curtailment was triggered and a remeasurement of the qualified pension obligations and plan assets occurred. As of the remeasurement date, the plan assets had increased in value from the prior measurement date resulting in an increase in the funded status of the plan and the curtailment impact reduced the projected benefit obligation. The combined impact resulted in a $1.3 billion increase to the net pension assets recognized in other assets and a corresponding increase in accumulated OCI of $832 million, net-of-tax. The impact of the immediate recognition of the prior service cost of $58 million was recorded in personnel expense as a curtailment loss in 2012.
As a result of freezing the Qualified Pension Plans, the amortization period for actuarial gains and losses was changed from the average working life to the estimated average lifetime of benefits being paid.
The Corporation assumed the obligations related to the plans of Merrill Lynch. These plans include a terminated U.S. pension plan (the Other Pension Plan), non-U.S. pension plans, nonqualified pension plans and postretirement plans. The non-U.S. pension plans vary based on the country and local practices.
The Corporation has an annuity contract, previously purchased by Merrill Lynch, that guarantees the payment of benefits vested under the Other Pension Plan. The Corporation, under a supplemental agreement, may be responsible for, or benefit from actual experience and investment performance of the annuity assets. The Corporation made no contribution under this agreement in 2014 or 2013. Contributions may be required in the future under this agreement.
The Corporation sponsors a number of noncontributory, nonqualified pension plans (the Nonqualified Pension Plans). As a result of acquisitions, the Corporation assumed the obligations related to the noncontributory, nonqualified pension plans of certain legacy companies including Merrill Lynch. These plans, which are unfunded, provide defined pension benefits to certain employees.
In addition to retirement pension benefits, full-time, salaried employees and certain part-time employees may become eligible to continue participation as retirees in health care and/or life insurance plans sponsored by the Corporation. Based on the other provisions of the individual plans, certain retirees may also have the cost of these benefits partially paid by the Corporation. The obligations assumed as a result of acquisitions are substantially similar to the Corporation’s postretirement health and life plans, except for Countrywide which did not have a postretirement health and life plan. Collectively, these plans are referred to as the Postretirement Health and Life Plans.
The Pension and Postretirement Plans table summarizes the changes in the fair value of plan assets, changes in the projected benefit obligation (PBO), the funded status of both the accumulated benefit obligation (ABO) and the PBO, and the weighted-average assumptions used to determine benefit obligations for the pension plans and postretirement plans at December 31, 2014 and 2013. Amounts recognized at December 31, 2014 and 2013 are reflected in other assets, and in accrued expenses and other liabilities on the Consolidated Balance Sheet. The estimation of the Corporation’s PBO associated with these plans considers various actuarial assumptions, including assumptions for mortality rates and discount rates. As of December 31, 2014, the Corporation adopted mortality assumptions published by the Society of Actuaries in October 2014, adjusted to reflect observed and anticipated future mortality experience of the participants in the Corporation’s U.S. plans. The adoption of the new mortality assumptions resulted in an increase to the PBO of approximately $580 million at December 31, 2014. The discount rate assumptions are derived from a cash flow matching technique that utilizes rates that are based on Aa-rated corporate bonds with cash flows that match estimated benefit payments of each of the plans. The decrease in weighted-average discount rates in 2014 resulted in an increase to the PBO of approximately $1.9 billion at December 31, 2014.
The Corporation’s best estimate of its contributions to be made to the Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans in 2015 is $56 million, $101 million and $87 million, respectively. The Corporation does not expect to make a contribution to the Qualified Pension Plan in 2015.

Pension and Postretirement Plans

	Qualified Pension Plan (1)		Non-U.S. Pension Plans (1)		Nonqualified and Other Pension Plans (1)		Postretirement Health and Life Plans (1)
(Dollars in millions)	2014	2013	2014	2013	2014	2013	2014	2013
Change in fair value of plan assets
Fair value, January 1	$18,276	$16,274	$2,457	$2,306	$2,720	$3,063	$72	$86
Actual return on plan assets	1,261	2,873	256	146	336	(217)	6	9
Company contributions	—	—	84	131	97	98	53	61
Plan participant contributions	—	—	1	1	—	—	129	138
Settlements and curtailments	—	—	(5)	(80)	—	(7)	—	—
Benefits paid	(923)	(871)	(68)	(80)	(226)	(217)	(248)	(237)
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	16	15
Foreign currency exchange rate changes	n/a	n/a	(161)	33	n/a	n/a	n/a	n/a
Fair value, December 31	$18,614	$18,276	$2,564	$2,457	$2,927	$2,720	$28	$72
Change in projected benefit obligation
Projected benefit obligation, January 1	$14,145	$15,655	$2,580	$2,460	$3,070	$3,334	$1,356	$1,574
Service cost	—	—	29	32	1	1	8	9
Interest cost	665	623	109	98	133	120	58	54
Plan participant contributions	—	—	1	1	—	—	129	138
Plan amendments	—	—	1	2	—	—	—	—
Settlements and curtailments	—	17	(6)	(116)	—	(7)	—	—
Actuarial loss (gain)	1,621	(1,279)	208	156	351	(161)	29	(197)
Benefits paid	(923)	(871)	(68)	(80)	(226)	(217)	(248)	(237)
Federal subsidy on benefits paid	n/a	n/a	n/a	n/a	n/a	n/a	16	15
Foreign currency exchange rate changes	n/a	n/a	(166)	27	n/a	n/a	(2)	—
Projected benefit obligation, December 31	$15,508	$14,145	$2,688	$2,580	$3,329	$3,070	$1,346	$1,356
Amount recognized, December 31	$3,106	$4,131	$(124)	$(123)	$(402)	$(350)	$(1,318)	$(1,284)
Funded status, December 31
Accumulated benefit obligation	$15,508	$14,145	$2,582	$2,463	$3,329	$3,067	n/a	n/a
Overfunded (unfunded) status of ABO	3,106	4,131	(18)	(6)	(402)	(347)	n/a	n/a
Provision for future salaries	—	—	106	117	—	3	n/a	n/a
Projected benefit obligation	15,508	14,145	2,688	2,580	3,329	3,070	$1,346	$1,356
Weighted-average assumptions, December 31
Discount rate	4.12%	4.85%	3.56%	4.30%	3.80%	4.55%	3.75%	4.50%
Rate of compensation increase	n/a	n/a	4.70	4.91	4.00	4.00	n/a	n/a

(1)	The measurement date for the Qualified Pension Plan, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans was December 31 of each year reported.
n/a = not applicable
Amounts recognized on the Consolidated Balance Sheet at December 31, 2014 and 2013 are presented in the table below.

Amounts Recognized on Consolidated Balance Sheet

	Qualified Pension Plan		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans
(Dollars in millions)	2014	2013	2014	2013	2014	2013	2014	2013
Other assets	$3,106	$4,131	$252	$205	$786	$777	$—	$—
Accrued expenses and other liabilities	—	—	(376)	(328)	(1,188)	(1,127)	(1,318)	(1,284)
Net amount recognized at December 31	$3,106	$4,131	$(124)	$(123)	$(402)	$(350)	$(1,318)	$(1,284)

Pension Plans with ABO and PBO in excess of plan assets as of December 31, 2014 and 2013 are presented in the table below. For the non-qualified plans not subject to ERISA or non-U.S. pension plans, funding strategies vary due to legal requirements and local practices.

Plans with ABO and PBO in Excess of Plan Assets

	Non-U.S. Pension Plans		Nonqualified and Other Pension Plans
(Dollars in millions)	2014	2013	2014	2013
Plans with ABO in excess of plan assets
PBO	$583	$617	$1,190	$1,129
ABO	563	606	1,190	1,126
Fair value of plan assets	206	290	2	2
Plans with PBO in excess of plan assets
PBO	$583	$720	$1,190	$1,129
Fair value of plan assets	206	392	2	2

Net periodic benefit cost of the Corporation’s plans for 2014, 2013 and 2012 included the following components.

Components of Net Periodic Benefit Cost

	Qualified Pension Plan			Non-U.S. Pension Plans
(Dollars in millions)	2014	2013	2012	2014	2013	2012
Components of net periodic benefit cost
Service cost	$—	$—	$236	$29	$32	$40
Interest cost	665	623	681	109	98	97
Expected return on plan assets	(1,018)	(1,024)	(1,246)	(137)	(121)	(137)
Amortization of prior service cost	—	—	9	1	—	—
Amortization of net actuarial loss (gain)	111	242	469	3	2	(9)
Recognized loss (gain) due to settlements and curtailments	—	17	58	2	(7)	—
Net periodic benefit cost (income)	$(242)	$(142)	$207	$7	$4	$(9)
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	4.85%	4.00%	4.95%	4.30%	4.23%	4.87%
Expected return on plan assets	6.00	6.50	8.00	5.52	5.50	6.65
Rate of compensation increase	n/a	n/a	4.00	4.91	4.37	4.42

	Nonqualified and Other Pension Plans			Postretirement Health and Life Plans
(Dollars in millions)	2014	2013	2012	2014	2013	2012
Components of net periodic benefit cost
Service cost	$1	$1	$1	$8	$9	$13
Interest cost	133	120	138	58	54	71
Expected return on plan assets	(124)	(109)	(152)	(4)	(5)	(8)
Amortization of transition obligation	—	—	—	—	—	32
Amortization of prior service cost (credits)	—	—	(3)	4	4	4
Amortization of net actuarial loss (gain)	25	25	8	(89)	(42)	(38)
Recognized loss due to settlements and curtailments	—	2	—	—	6	—
Net periodic benefit cost (income)	$35	$39	$(8)	$(23)	$26	$74
Weighted-average assumptions used to determine net cost for years ended December 31
Discount rate	4.55%	3.65%	4.65%	4.50%	3.65%	4.65%
Expected return on plan assets	4.60	3.75	5.25	6.00	6.50	8.00
Rate of compensation increase	4.00	4.00	4.00	n/a	n/a	n/a

n/a = not applicable
The asset valuation method used to calculate the expected return on plan assets component of net period benefit cost for the Qualified Pension Plan recognizes 60 percent of the prior year’s market gains or losses at the next measurement date with the remaining 40 percent spread equally over the subsequent four years.
Net periodic postretirement health and life expense was determined using the “projected unit credit” actuarial method. Gains and losses for all benefit plans except postretirement health care are recognized in accordance with the standard amortization provisions of the applicable accounting guidance. For the Postretirement Health Care Plans, 50 percent of the unrecognized gain or loss at the beginning of the fiscal year (or at subsequent remeasurement) is recognized on a level basis during the year.
Assumed health care cost trend rates affect the postretirement benefit obligation and benefit cost reported for the Postretirement Health and Life Plans. The assumed health care cost trend rate used to measure the expected cost of benefits covered by the Postretirement Health and Life Plans is 7.00 percent for 2015 and 2016, reducing in steps to 5.00 percent in 2021 and later years. A one-percentage-point increase in assumed health care cost trend rates would have increased the service and interest costs, and the benefit obligation by $2 million and $47 million in 2014. A one-percentage-point decrease in assumed health care cost trend rates would have lowered the service and interest costs, and the benefit obligation by $2 million and $41 million in 2014.
The Corporation’s net periodic benefit cost (income) recognized for the plans is sensitive to the discount rate and expected return on plan assets. With all other assumptions held constant, a 25 basis point (bp) decline in the discount rate and expected return on plan asset assumptions would have resulted in an increase in the net periodic benefit cost for the Qualified Pension Plan recognized in 2014 of approximately $7 million and $43 million, and to be recognized in 2015 of approximately $9 million and $44 million. For the Postretirement Health and Life Plans, a 25 bp decline in the discount rate would have resulted in an increase in the net periodic benefit cost recognized in 2014 of approximately $9 million, and to be recognized in 2015 of approximately $10 million. For the Non-U.S. Pension Plans and the Nonqualified and Other Pension Plans, a 25 bp decline in discount rates would not have a significant impact on the net periodic benefit cost for 2014 and 2015.
Pretax amounts included in accumulated OCI for employee benefit plans at December 31, 2014 and 2013 are presented in the table below.

Pretax Amounts included in Accumulated OCI

	Qualified Pension Plan		Non-U.S. Pension Plans		Nonqualified and Other Pension Plans		Postretirement Health and Life Plans		Total
(Dollars in millions)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Net actuarial loss (gain)	$4,061	$2,794	$355	$271	$968	$855	$(56)	$(171)	$5,328	$3,749
Prior service cost (credits)	—	—	(9)	(9)	—	—	20	24	11	15
Amounts recognized in accumulated OCI	$4,061	$2,794	$346	$262	$968	$855	$(36)	$(147)	$5,339	$3,764

Pretax amounts recognized in OCI for employee benefit plans in 2014 included the following components.

Pretax Amounts Recognized in OCI in 2014

(Dollars in millions)	Qualified Pension Plan	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Current year actuarial loss	$1,378	$87	$138	$26	$1,629
Amortization of actuarial gain (loss)	(111)	(3)	(25)	89	(50)
Current year prior service cost	—	1	—	—	1
Amortization of prior service cost	—	(1)	—	(4)	(5)
Amounts recognized in OCI	$1,267	$84	$113	$111	$1,575

The estimated pretax amounts that will be amortized from accumulated OCI into expense in 2015 are presented in the table below.

Estimated Pretax Amounts Amortized from Accumulated OCI into Period Cost in 2015

(Dollars in millions)	Qualified Pension Plan	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans	Total
Net actuarial loss (gain)	$166	$6	$34	$(34)	$172
Prior service cost	—	1	—	4	5
Total amounts amortized from accumulated OCI	$166	$7	$34	$(30)	$177

Plan Assets
The Qualified Pension Plan has been established as a retirement vehicle for participants, and trusts have been established to secure benefits promised under the Qualified Pension Plan. The Corporation’s policy is to invest the trust assets in a prudent manner for the exclusive purpose of providing benefits to participants and defraying reasonable expenses of administration. The Corporation’s investment strategy is designed to provide a total return that, over the long term, increases the ratio of assets to liabilities. The strategy attempts to maximize the investment return on assets at a level of risk deemed appropriate by the Corporation while complying with ERISA and any applicable regulations and laws. The investment strategy utilizes asset allocation as a principal determinant for establishing the risk/return profile of the assets. Asset allocation ranges are established, periodically reviewed and adjusted as funding levels and liability characteristics change. Active and passive investment managers are employed to help enhance the risk/return profile of the assets. An additional aspect of the investment strategy used to minimize risk (part of the asset allocation plan) includes matching the equity exposure of participant-selected earnings measures. For example, the common stock of the Corporation held in the trust is maintained as an offset to the exposure related to participants who elected to receive an earnings measure based on the return performance of common stock of the Corporation. No plan assets are expected to be returned to the Corporation during 2015.
The assets of the Non-U.S. Pension Plans are primarily attributable to a U.K. pension plan. This U.K. pension plan’s assets are invested prudently so that the benefits promised to members are provided with consideration given to the nature and the duration of the plan’s liabilities. The current investment strategy was set following an asset-liability study and advice from the trustee’s investment advisors. The selected asset allocation strategy is designed to achieve a higher return than the lowest risk strategy while maintaining a prudent approach to meeting the plan’s liabilities.
The expected return on asset assumption was developed through analysis of historical market returns, historical asset class volatility and correlations, current market conditions, anticipated future asset allocations, the funds’ past experience, and expectations on potential future market returns. The expected return on assets assumption is determined using the calculated market-related value for the Qualified Pension Plan and the Other Pension Plan and the fair value for the Non-U.S. Pension Plans and Postretirement Health and Life Plans. The expected return on assets assumption represents a long-term average view of the performance of the assets in the Qualified Pension Plan, the Non-U.S. Pension Plans, the Other Pension Plan, and Postretirement Health and Life Plans, a return that may or may not be achieved during any one calendar year. The terminated Other U.S. Pension Plan is invested solely in an annuity contract which is primarily invested in fixed-income securities structured such that asset maturities match the duration of the plan’s obligations.
The target allocations for 2015 by asset category for the Qualified Pension Plan, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans are presented in the table below.

2015 Target Allocation

Percentage
Asset Category	Qualified Pension Plan	Non-U.S. Pension Plans	Nonqualified and Other Pension Plans	Postretirement Health and Life Plans
Equity securities	30 - 60	10 - 35	0 - 5	0 - 20
Debt securities	40 - 70	40 - 80	95 - 100	70 - 100
Real estate	0 - 10	0 - 15	0 - 5	0 - 5
Other	0 - 5	0 - 15	0 - 5	0 - 5

Equity securities for the Qualified Pension Plan include common stock of the Corporation in the amounts of $215 million (1.15 percent of total plan assets) and $200 million (1.10 percent of total plan assets) at December 31, 2014 and 2013.
Fair Value Measurements
For information on fair value measurements, including descriptions of Level 1, 2 and 3 of the fair value hierarchy and the valuation methods employed by the Corporation, see Note 1 – Summary of Significant Accounting Principles and Note 20 – Fair Value Measurements.
Combined plan investment assets measured at fair value by level and in total at December 31, 2014 and 2013 are summarized in the Fair Value Measurements table.

Fair Value Measurements

	December 31, 2014
(Dollars in millions)	Level 1	Level 2	Level 3	Total
Cash and short-term investments
Money market and interest-bearing cash	$3,814	$—	$—	$3,814
Cash and cash equivalent commingled/mutual funds	—	4	—	4
Fixed income
U.S. government and government agency securities	2,004	2,151	11	4,166
Corporate debt securities	—	1,454	—	1,454
Asset-backed securities	—	1,930	—	1,930
Non-U.S. debt securities	627	487	—	1,114
Fixed income commingled/mutual funds	101	1,397	—	1,498
Equity
Common and preferred equity securities	6,628	—	—	6,628
Equity commingled/mutual funds	16	1,817	—	1,833
Public real estate investment trusts	124	—	—	124
Real estate
Private real estate	—	—	127	127
Real estate commingled/mutual funds	—	4	632	636
Limited partnerships	—	122	65	187
Other investments (1)	1	490	127	618
Total plan investment assets, at fair value	$13,315	$9,856	$962	$24,133

	December 31, 2013
Cash and short-term investments
Money market and interest-bearing cash	$2,586	$—	$—	$2,586
Cash and cash equivalent commingled/mutual funds	—	223	—	223
Fixed income
U.S. government and government agency securities	1,590	2,245	12	3,847
Corporate debt securities	—	1,233	—	1,233
Asset-backed securities	—	1,455	—	1,455
Non-U.S. debt securities	547	502	6	1,055
Fixed income commingled/mutual funds	89	1,279	—	1,368
Equity
Common and preferred equity securities	7,463	—	—	7,463
Equity commingled/mutual funds	213	2,308	—	2,521
Public real estate investment trusts	127	—	—	127
Real estate
Private real estate	—	—	119	119
Real estate commingled/mutual funds	—	7	462	469
Limited partnerships	—	117	145	262
Other investments (1)	—	662	135	797
Total plan investment assets, at fair value	$12,615	$10,031	$879	$23,525

(1)
Other investments include interest rate swaps of $297 million and $435 million, participant loans of $78 million and $87 million, commodity and balanced funds of $178 million and $229 million and other various investments of $65 million and $46 million at December 31, 2014 and 2013.

The Level 3 Fair Value Measurements table presents a reconciliation of all plan investment assets measured at fair value using significant unobservable inputs (Level 3) during 2014, 2013 and 2012.

Level 3 Fair Value Measurements

	2014
(Dollars in millions)	Balance January 1	Actual Return on Plan Assets Still Held at the Reporting Date	Purchases	Sales and Settlements	Transfers into/ (out of) Level 3	Balance December 31
Fixed income
U.S. government and government agency securities	$12	$—	$—	$(1)	$—	$11
Non-U.S. debt securities	6	—	—	(2)	(4)	—
Real estate
Private real estate	119	5	5	(2)	—	127
Real estate commingled/mutual funds	462	20	150	—	—	632
Limited partnerships	145	5	3	(88)	—	65
Other investments	135	1	1	(10)	—	127
Total	$879	$31	$159	$(103)	$(4)	$962

	2013
Fixed income
U.S. government and government agency securities	$13	$—	$—	$(1)	$—	$12
Non-U.S. debt securities	10	(2)	—	(2)	—	6
Real estate
Private real estate	110	4	7	(2)	—	119
Real estate commingled/mutual funds	324	15	123	—	—	462
Limited partnerships	231	8	23	(89)	(28)	145
Other investments	129	(6)	13	(1)	—	135
Total	$817	$19	$166	$(95)	$(28)	$879

	2012
Fixed income
U.S. government and government agency securities	$13	$—	$—	$—	$—	$13
Non-U.S. debt securities	10	(1)	1	(1)	1	10
Real estate
Private real estate	113	(2)	2	(3)	—	110
Real estate commingled/mutual funds	249	13	62	—	—	324
Limited partnerships	232	8	11	(20)	—	231
Other investments	122	7	4	(4)	—	129
Total	$739	$25	$80	$(28)	$1	$817

Projected Benefit Payments
Benefit payments projected to be made from the Qualified Pension Plan, Non-U.S. Pension Plans, Nonqualified and Other Pension Plans, and Postretirement Health and Life Plans are presented in the table below.

Projected Benefit Payments

				Postretirement Health and Life Plans
(Dollars in millions)	Qualified Pension Plan (1)	Non-U.S. Pension Plans (2)	Nonqualified and Other Pension Plans (2)	Net Payments (3)	Medicare Subsidy
2015	$921	$55	$244	$130	$14
2016	908	58	241	126	14
2017	900	62	242	122	14
2018	899	65	239	117	13
2019	895	72	236	111	13
2020 – 2024	4,407	449	1,136	495	58

(1)	Benefit payments expected to be made from the plan’s assets.

(2)	Benefit payments expected to be made from a combination of the plans’ and the Corporation’s assets.

(3)	Benefit payments (net of retiree contributions) expected to be made from a combination of the plans’ and the Corporation’s assets.
Defined Contribution Plans
The Corporation maintains qualified defined contribution retirement plans and nonqualified defined contribution retirement plans. The Corporation contributed $1.0 billion, $1.1 billion and $886 million in 2014, 2013 and 2012, respectively, to the qualified defined contribution plans. At December 31, 2014 and 2013, 238 million and 235 million shares of the Corporation’s common stock were held by these plans. Payments to the plans for dividends on common stock were $29 million, $10 million and $10 million in 2014, 2013 and 2012, respectively.
Certain non-U.S. employees are covered under defined contribution pension plans that are separately administered in accordance with local laws.